SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant   /X/
    Filed by a Party other than the Registrant  / /

    Check the appropriate box:
    / /      Preliminary Proxy Statement
    / /      Confidential, for Use of the Commission Only (as
             permitted by Rule 14a-6(e)(2))
    /X/      Definitive Proxy Statement
    / /      Definitive Additional Materials
    / /      Soliciting Material Pursuant to Section 240.14a-11(c)
             or Section 240.14a-12

                               STATE BANCORP, INC.
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   /X/    $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)
          or Item 22(a)(2)of Schedule 14A.
   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14(a)-6(i)(3).
   / /    Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4)and 0-11.
          1)   Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------
          2)   Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------------
          4)   Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------
          5)   Total fee paid:

               ----------------------------------------------------------------
   / /    Fee paid previously with preliminary materials.
   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               ----------------------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:

               ----------------------------------------------------------------
          3)   Filing Party:

               ----------------------------------------------------------------
          4)   Date Filed:

               ----------------------------------------------------------------

                               STATE BANCORP, INC.
                               699 Hillside Avenue
                          New Hyde Park, New York 11040
                                 (516) 437-1000


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of STATE BANCORP, INC.:

         At the direction of the Board of Directors of State Bancorp, Inc. (the "Company"), NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Company will be held at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, on April 23, 2002 at 10:00 A.M. (local time), for the following purposes:

         1.       To elect four (4) directors.

         2. To consider and vote upon the approval of a Stock Option Plan (2002) as heretofore adopted by the Board of Directors of the Company, in the form annexed to the attached Proxy Statement.

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 15, 2002 as the record date for determination of Stockholders entitled to notice of and to vote at the meeting, and only Stockholders of record on said date will be entitled to receive notice of and to vote at said meeting.

                                             By order of the Board of Directors



                                             Brian K. Finneran, Secretary


March 22, 2002


         IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY, WHETHER
           YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT

                              2002 PROXY STATEMENT

                              STATE BANCORP, INC.
                              699 Hillside Avenue
                         New Hyde Park, New York 11040
                                 (516) 437-1000


                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                           To be Held April 23, 2002

                              GENERAL INFORMATION


         This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders (the "Stockholders") of State Bancorp, Inc. (the "Company"), a New York State corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on April 23, 2002 at 10:00 A.M. (local time) at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, and at any adjournments thereof.

         The approximate date on which this Proxy Statement and form of proxy are being first sent or given to the Stockholders is March 22, 2002.

The Proxy

         Your Proxy is solicited by the Board of Directors of the Company for use at the Meeting and at any adjournments thereof.

         If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to or at the Meeting, all shares represented thereby will be voted at the Meeting and, where instructions have been given by the Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company. The solicitation of proxies will be by mail or facsimile, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company and its wholly-owned subsidiary, STATE BANK OF LONG ISLAND (the "Bank"). The entire cost of this solicitation will be borne by the Company or the Bank. Should the Company, in order to solicit proxies, request the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries, the Company will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A Stockholder may revoke his proxy at any time prior to exercise of the authority conferred thereby, either by written notice received by the Bank or by the Stockholder's oral revocation at the Meeting. Such written notice should be mailed to Brian K. Finneran, Secretary, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040. Attendance at the Meeting will not in and of itself revoke a proxy.

Capital Stock Outstanding and Record Date

         The Board of Directors has fixed the close of business on March 15, 2002 as the record date for determination of Stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote at the Meeting 7,735,034 shares, par value $5 per share, of the Company's Common Stock (the "Company Stock"), its only issued class of stock. The Company Stock is listed on the American Stock Exchange ("AMEX"). Each of the outstanding shares of the Company Stock is entitled to one vote at the Meeting with respect to each matter to be voted upon. There will be no cumulative voting of shares for election of directors or any other matter to be considered at the Meeting. There are no rights of appraisal or other similar rights granted to dissenting Stockholders with regard to any matters to be acted upon at the Meeting. A majority of the outstanding shares of Company Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting for the transaction of business.

         A Stockholder may, with respect to the election of directors: (i) vote for the election of all four nominees; (ii) withhold authority to vote for all such nominees; or (iii) withhold authority to vote for any of such nominees by so indicating in the appropriate space on the proxy. Directors shall be elected by a plurality of the votes cast by Stockholders holding shares of Company Stock entitled to vote for the election of directors.

         Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

         With respect to approval of the Stock Option Plan (2002), the proxy card being provided enables a shareholder to check the appropriate box on the proxy card to: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. The affirmative vote of the holders of a majority of the shares of Company Stock cast at the meeting is required to constitute stockholder approval of this proposal. Abstentions and broker non-votes on Proposal 2 will have no effect.

         The proxy will also confer discretionary authority to vote on any matters properly brought before the meeting of which the Company did not have the required advance notice required by the By-law referred to under "Stockholder Proposals and Nominations," below.

Principal Officers
------------------
         The names and positions of the current executive officers of the Company are as follows:

            Name                                   Position (and served since)
            ----                                   ---------------------------

 Thomas F. Goldrick, Jr.                           Chairman (1990)

 Daniel T. Rowe                                    President (1997)

 Richard W. Merzbacher                             Vice Chairman (1997)

         The age and five-year employment history of each executive officer of the Company is set forth in the following section concerning the executive officers of the Bank.
         All executive officers of the Company and the Bank are serving one-year terms.
         The names, ages and positions of the current executive officers of the Bank are as follows:

Name                                Age         Position (and served since)
----                                ---         ---------------------------

Thomas F. Goldrick, Jr.             61          Chairman (1990)

Richard W. Merzbacher               53          President (1997)

Daniel T. Rowe                      52          Vice Chairman (1997)

Frederick C. Braun, III             60          Executive Vice President (1997)

Brian K. Finneran                   44          Executive Vice President (1997)

         All of the current executive officers of the Bank have been employed by the Bank for at least the previous five years.


                             MANAGEMENT REMUNERATION


 Remuneration During the Prior Three Fiscal Years
 ------------------------------------------------

         The following table sets forth the aggregate remuneration for services in all capacities paid by the Company and the Bank, for the fiscal year ended December 31, 2001 and for each of the two previous fiscal years, to the chief executive officer and to each of the four most highly compensated executive officers of the Company or the Bank, other than the chief executive officer, whose aggregate direct remuneration exceeded $100,000 for such year, for services rendered to the Company or the Bank.



                                                Summary Compensation Table


                                Annual Compensation                     Long Term Compensation
                                -------------------                     ----------------------

                                                                      Awards               Payouts
                                                                      ------               -------
                                                   Other                                                All
                                                   Annual         Restricted Securities                 Other
Name and                                           Compen-           Stock   Underlying     LTIP        Compen-
principal       Year     Salary        Bonus       sation            Awards    Options     Payouts      sation
position                   ($)       ($)(2)(3)       ($)              ($)        (#)        ($)          ($)
----------------------------------------------------------------------------------------------------------------



Thomas F.       2001   395,000 (1)    182,753      9,800 (4)         -0-       8,000         -0-       20,063 (5)
Goldrick, Jr.,                                                                                         19,462 (6)
Chairman        2000   295,000 (1)    227,003      8,400 (4)         -0-       2,500         -0-       13,201 (5)
and Chief                                                                                              19,110 (6)
Executive       1999   295,000 (1)    329,860      8,400 (4)         -0-       2,500         -0-       12,789 (5)
Officer                                                                                                18,152 (6)

Richard W.      2001   250,000        144,387      9,100 (4)         -0-       8,000         -0-        5,537 (5)
Merzbacher,                                                                                            19,462 (6)
President/Vice  2000   215,000        159,137      7,700 (4)         -0-       2,500         -0-        3,874 (5)
Chairman                                                                                               19,110 (6)
                1999   215,000        236,580      8,400 (4)         -0-       2,500         -0-        4,687 (5)
                                                                                                       18,152 (6)

Daniel T. Rowe, 2001   250,000        144,387      9,800 (4)         -0-       8,000         -0-        5,248 (5)
Vice Chairman/                                                                                         19,462 (6)
President       2000   215,000        159,137      8,400 (4)         -0-       2,500         -0-        3,659 (5)
                                                                                                       19,110 (6)
                1999   215,000        236,580      8,400 (4)         -0-       2,500         -0-        3,686 (5)
                                                                                                       18,152 (6)

Frederick C.    2001   190,000        105,278      -0-               -0-       8,000         -0-        2,661 (5)
Braun, III,                                                                                            19,462 (6)
Executive Vice  2000   155,000        111,028      -0-               -0-       2,500         -0-        1,806 (5)
President                                                                                              19,110 (6)
                1999   155,000        166,620      -0-               -0-       2,500         -0-        3,150 (5)
                                                                                                       18,152 (6)

Brian K.        2001   190,000 (1)    104,371      -0-               -0-       8,000         -0-          736 (5)
Finneran,                                                                                              19,462 (6)
Executive Vice  2000   145,000 (1)    103,621      -0-               -0-       2,500         -0-          420 (5)
President                                                                                              19,110 (6)
                1999   145,000 (1)    154,960      -0-               -0-       2,500         -0-          712 (5)
                                                                                                       18,152 (6)


(1) A portion of the salary of Mr. Goldrick and of Mr. Finneran for 1999, 2000 and 2001 has been deferred and is reflected in the amount shown. The amount deferred accrues interest, during each calendar month, at the Bank's Prime Rate as in effect on the first day of such calendar month.

(2) The amount shown reflects bonus earned in the fiscal year shown but paid in the following year.

(3)  The amount shown includes deferred compensation (see "Management
     Remuneration: Deferred Compensation Plans").


(4)  Director's fees (see page 14).

     The value of personal benefits which might be attributable to normal management or executive personal benefits cannot be specifically or precisely determined; however, Management does not believe that such value would exceed, for any named individual, 10% of such individual's salary and bonus shown on the table.

(5) A death benefit, funded by life insurance, is provided in an amount equal to three times annual salary. Amounts shown reflect premiums paid for life insurance on the executive officers listed including the portion of the premium paid pursuant to a split-dollar arrangement.

(6) Amounts shown reflect the Company's contributions to the Corporation's Employee Stock Ownership Plan and 401(k) Plan set aside or accrued during the year.

Compensation Pursuant to Plans

         Employee Stock Ownership Plan. In 1988, sponsorship of the Bank's defined contribution Retirement Plan was transferred to the Company and the Plan was amended and restated as an Employee Stock Ownership Plan ("ESOP"). Company contributions to the ESOP represent a minimum of three percent of an employee's annual gross compensation. Employees become twenty percent vested after two years of employment, with full vesting taking place upon completion of six years employment.

         401(k) Plan. The Bank maintains a 401(k) Plan which covers substantially all full-time employees. Employees may contribute up to sixteen percent of annual gross compensation. One-half of employee contributions are matched, to a maximum of three percent of an employee's annual gross compensation, by Bank contributions. Employees are fully vested in both their own and Bank contributions.

         Change of Control Employment Agreements. In September and October of 1997, the Company entered into certain employment agreements with each of Thomas
F. Goldrick, Jr., Chairman of the Company and of the Bank, Daniel T. Rowe, President of the Company and Vice Chairman of the Bank, Richard W. Merzbacher, Vice Chairman of the Company and President of the Bank, Frederick C. Braun, Executive Vice President of the Bank, and Brian K. Finneran, Secretary/Treasurer of the Company and Executive Vice President of the Bank. Under these agreements, each of these officers has agreed to remain employed by the Company for a specified period after a "change of control" of the Company ("Employment Period") at an annual base salary at least equal to twelve times the highest monthly base salary paid to such officer during the twelve-month period immediately preceding the month in which the change of control occurs. In addition, each such officer will be awarded an annual cash bonus for each fiscal year ending during the Employment Period equal to such Officer's highest bonus for the last three full fiscal years prior to the change of control (annualized in the event that such officer was not employed by the Company for the whole of such fiscal year) (the "Recent Annual Bonus"). If such officer resigns for good reason during his or her Employment Period, or such officer's employment is terminated other than for cause or disability during that period, then the Company will be obligated to pay to such officer a lump-sum amount equal to the sum of (i) certain accrued obligations of the Company to such officer through the date of termination, including a prorated bonus based upon the higher of the Recent Annual Bonus and the bonus for the most recent fiscal year during the Employment Period (annualized in the event that such officer was not employed by the Company for the whole of such fiscal year) (such higher amount, the "Highest Annual Bonus"), (ii) three times (two times in the case of Messrs. Braun and Finneran) the sum of such officer's annual base salary and Highest Annual Bonus and (iii) an amount designed to provide such officer with the equivalent of three years (two years in the case of Messrs. Braun and Finneran) of accrual of benefits under the Employee Stock Ownership Plan and the Deferred Compensation Agreement by and between the Bank and such officer, dated as of April 1, 1994 (January 1, 1996 in the case of Mr. Braun and January 1, 1997 in the case of Mr. Finneran). Such officer will also be entitled to continued employee benefits for a period of three years (two years in the case of Messrs. Braun and Finneran) after the date of termination.

         Deferred Compensation Plans. The Bank has in effect a non-qualified deferred compensation plan (each, a "Plan") for each officer for whom contributions under the ESOP are limited by the applicable provisions of the Internal Revenue Code. Each Plan provides for a credit to an account for each such officer of an amount equal to the excess of: (A) the amount of the contribution to the ESOP for such officer in the absence of such Internal Revenue Code limitations over (B) the actual amount of such contribution. The amount credited to each Plan accrues interest, during each calendar month, at the Bank's Prime Rate as in effect on the first day of such calendar month.

         Incentive Stock Option Plans. The following tables show, as to the chief executive officer and executive officers previously named, information with respect to options granted to and exercised during the fiscal year ended December 31, 2001 and as to unexercised options held at the end of such fiscal year and the dollar value of such unexercised options.


                Option Grants in Last Fiscal Year(1)
                ------------------------------------

                                                                 Potential
                                                                 realizable
                                                                 value at
                                                                 assumed annual
                                                                 rates of stock
                                                                 price apprecia-
                                                                 tion for option
                     Individual Grants                           term (2)
                     -----------------                           ---------------
                         Percent
                         of total
                         options
                         granted
                         to           Exercise
             Options     employees    or base    Expir-
             Granted     in fiscal    price      ation
             (#)(3)      year(%)      ($/Share)  date        5%($)      10%($)
Name
--------------------------------------------------------------------------------

Thomas F.
Goldrick,
Jr.           8,000        4.50%        15.00     2/27/09    57,294     137,231

Richard W.
Merzbacher    8,000        4.50%        15.00     2/27/09    57,294     137,231

Daniel T.
Rowe          8,000        4.50%        15.00     2/27/09    57,294     137,231

Frederick C.
Braun, III    8,000        4.50%        15.00     2/27/09    57,294     137,231

Brian K.
Finneran      8,000        4.50%        15.00     2/27/09    57,294     137,231


(1) The options discussed above were granted under the Company's 1999 Incentive Stock Option Plan, which is administered by the Stock Option Committee of the Board. Such options may be granted to any key employee of the Company or a subsidiary. The option price may not be less than 100% of the fair market value or book value, whichever is greater, of the

    Company Stock at the time of grant. Options are "Incentive stock options" within the meaning of Section 422A of the Internal Revenue Code. No option may have a life of more than 10 years from the date of grant.

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for Company Stock.

(3) These options are subject to a five-year vesting schedule (0% the first year and 25% in each of the following four years).



                       Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year-End Option Values

                                                                Value of
                                                Number of       unexercised
                                                unexercised     in-the-money
                                                options         options
                                                at fiscal       at fiscal
                    Shares                      year-end        year-end
                    Acquired                      # (1)           $ (2)
                    on             Value        -----------     -------------
                    Exercise       Realized     Exercisable/    Exercisable/
Name                  (#)           ($)         unexercisable   unexercisable
--------------------------------------------------------------------------------

Thomas F.
Goldrick, Jr.       2,486          25,813       16,948/12,819    92,043/17,506

Richard W.
Merzbacher          2,072          20,489       14,477/12,819    74,519/17,506

Daniel T.
Rowe                2,072          20,489       14,477/12,819    74,519/17,506

Frederick C.
Braun, III          1,658          16,391       12,000/12,819    56,864/17,506

Brian K.
Finneran            2,569          27,051        9,303/12,819    34,668/17,506

(1) Amounts shown reflect adjustments made by reason of the payment of stock dividends and stock splits since the respective dates of the option grants.

(2) Represents the difference between the exercise price of the options and the closing bid price of Company Stock on December 31, 2001 of $15.25 per share.


         The Bank maintains several contributory and non-contributory medical and disability plans covering all officers as well as all full-time employees.

         At present, the directors and officers of the Company are not separately compensated for services rendered by them to the Company, and it presently is contemplated that such will continue to be the policy of the Company.

Compensation Committee Interlocks and Insider Participation

         The Personnel and Compensation Committee is authorized to review and recommend to the Board of Directors compensation levels of Company and Bank directors and officers and Bank staffing requirements. The Committee held six (6) meetings in 2001 and consisted of J. Robert Blumenthal, Arthur Dulik, Jr., Thomas F. Goldrick, Jr., Joseph F. Munson, John F. Picciano, and Jeffrey S. Wilks. Mr.Goldrick is the Chairman and Chief Executive Officer of both the Company and the Bank.

Compensation Committee Report on Executive Compensation

         Cash compensation policies applicable to the Company's and the Bank's executive officers are reviewed as regards the separate components of base salary and supplemental compensation. Both components of cash compensation are viewed in consideration of the Company's performance during the most recent fiscal year, and as compared with its selected peers operating within the Company's geographical market area. Base compensation is subject to the performance evaluation of Committee members, giving consideration to various competitive influences, while supplemental compensation is viewed in light of specific performance criteria as established in the guidelines of the Company and the Bank for such supplemental compensation. The recommendations of the Personnel and Compensation Committee are then presented for approval to the Board of Directors of the Bank, which must approve the compensation packages for all executive officers and the making of supplemental payments pursuant to the guidelines of the Company and the Bank for such payments.

         The compensation of Thomas F. Goldrick, Jr., Chairman and Chief Executive Officer of the Company and the Bank, is reviewed annually by the Committee and considered in light of specific profitability ratios, such as Return on Assets and Return on Equity. Additionally, the Committee reviews the growth of the Company and the Bank, the resultant increase in market share, and various other competitive factors bearing upon its determination of appropriate compensation levels for the Chief Executive Officer, as well as the other Executive Officers.

         The foregoing report has been furnished by Messrs. J. Robert Blumenthal, Arthur Dulik, Jr., Joseph F. Munson, John F.Picciano,
Jeffrey S. Wilks and Thomas F. Goldrick, Jr.

                                PERFORMANCE GRAPH


         The following graph compares the yearly percentage change in the Company's cumulative total Stockholder return on Company Stock with the cumulative total return of the AMEX Market Index, and the cumulative total returns of 23 Northeast AMEX Banks.


                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                           AMONG STATE BANCORP, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX*

                                  (LINE GRAPH)


                      ASSUMES $100 INVESTED ON JAN. 1, 1997
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2001

                   * SOURCE: MEDIA GENERAL FINANCIAL SERVICES



                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     OF COMPANY, PEER GROUP AND BROAD MARKET

                               FISCAL YEAR ENDING


                    1996      1997      1998      1999      2000      2001
STATE BANCORP INC   100       261.67    171.97    160.93    161.80    209.42
PEER GROUP          100       164.72    166.17    141.03    123.66    165.30
BROAD MARKET        100       120.33    118.69    147.98    146.16    139.43

                      PRINCIPAL STOCKHOLDERS OF THE COMPANY

         To the knowledge of Management, as of the record date, March 15, 2002, the only person owning beneficially or of record more than 5% of the outstanding shares of the Company Stock was as follows:

Name and Address       Nature of               Number of        Percentage
    of Owner           Ownership               Shares           of Class
----------------       ---------               ---------        ----------

State Bancorp, Inc.    Beneficial              784,080          10.14%
Employee Stock
  Ownership Plan
699 Hillside Avenue
New Hyde Park, NY

         The Company is required to identify any director, officer, or person who owns more than ten percent of a class of equity securities who failed to timely file with the Securities and Exchange Commission a required report relating to ownership and changes in ownership of the Company's equity securities. Based on information provided to the Company by such persons, all officers and directors of the Company made all required filings during the fiscal year ended December 31, 2001. The Company does not know of any person beneficially owning more than 10% of a class of equity securities.

                              CERTAIN TRANSACTIONS

         Some of the directors and officers of the Company or the Bank and some of the corporations and firms with which these individuals are associated also are customers of the Bank in the ordinary course of business, or are indebted to the Bank in respect of loans of $60,000 or more, and it is anticipated that some of these individuals, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Bank transactions with unaffiliated persons.

         During the fiscal year ended December 31, 2001, the law firm of Lamb & Barnosky, LLP, of which firm Gary Holman, a director of the Company and the Bank, is a partner, received legal fees from the Company and the Bank totalling $420,136 for services rendered. Except as set forth above, outside of normal customer relationships, none of the directors or officers of the Company or the Bank or the corporations or firms with which such individuals are associated currently maintain or have maintained within the past fiscal year any significant business or personal relationship with the Bank other than such as arises by virtue of such individual's or entity's position with or ownership interest in the Company.

         Pursuant to the authorization contained in Section 501 of Article V of the By-Laws of the Company, the Company paid an aggregate of $24,741 for the benefit of two of its officers, Thomas F. Goldrick, Jr. and Kevin T. Hennessy, for attorneys fees incurred by them in connection with an inquiry into the Bank's relationship with one of its customers. The Company has been informed that the inquiry has been completed.

                              ELECTION OF DIRECTORS

         At the Meeting, four (4) directors of the Company are to be elected to three-year terms, each to serve until his or her successor is elected and has qualified. The Board of Directors of the Company has nominated the following persons: Thomas F. Goldrick, Jr., John F. Picciano,
Suzanne H. Rueck and Jeffrey S. Wilks. All of the nominees are members of the present Board of Directors of the Company, with terms expiring at the meeting.

         Proxies returned by Stockholders and not revoked will be voted for the election of the above nominees as directors unless Stockholders instruct otherwise on the proxy. If any nominee shall become unavailable for election, which is not anticipated, the shares represented by proxies which would otherwise have been voted for such nominee, in accordance with this Proxy Statement, will be voted for such substitute nominee as may be designated by the Board of Directors of the Company.

         The table following contains the names and ages of the current directors of the Company whose terms will continue beyond the Meeting and those directors of the Company whose terms expire at the Meeting who have been nominated for re-election, with those directors who presently are nominated for re-election at the Meeting listed first. Opposite the name of each director is the year such person's term of office expires, the year each first became a director of the Company or the Bank, the principal occupation(s) of each during the past five years and other directorships of public companies held by each.


                               Length of
                               Service as              Principal Occupation
                               Director and            During Past 5 Years
 Name                          Expiration              and Directorships of
 and Age                       of Term                 Public Companies(a)
 -------                       ------------            --------------------

 Nominees
 --------

 Thomas F. Goldrick, Jr.(61)   Since 1980              Chairman and Chief
                               Expires 2002            Executive Officer, State
                                                       Bancorp, Inc. and State
                                                       Bank of Long Island

 John F. Picciano (58)         Since 1989              Senior Partner,
                               Expires 2002            Picciano & Scahill P.C.,
                                                       Attorneys

 Suzanne H. Rueck (40)         Since 1992              Manager, New Hyde Park
                               Expires 2002            Inn

 Jeffrey S. Wilks (42)         Since 2001              Vice President & Director
                               Expires 2002            of New Business
                                                       Development, Spiegel
                                                       Associates, Real estate
                                                       owners and developers

 Directors Continuing in Office
 ------------------------------

 J. Robert Blumenthal (68)     Since 1988              President, Harwyn
                               Expires 2004            Enterprises Inc., Retail
                                                       shoe stores

 Carl R. Bruno (70)            Since 1993              Chief Financial Officer,
                               Expires 2003            DiFazio Electric, Inc.,
                                                       Electrical contractors

 Thomas E. Christman (61)      Since 2001              Senior Consultant to
                               Expires 2003            Quick & Reilly/Fleet
                                                       Securities Inc.,
                                                       Financial services

 Arthur Dulik, Jr. (55)        Since 1996              Chief Financial Officer,
                               Expires 2004            Altana Inc.,
                                                       Pharmaceuticals

 Gary Holman (71)              Since 1968              Vice Chairman of the
                               Expires 2003            Board of Directors, State
                                                       Bancorp,  Inc.  and State
                                                       Bank of Long  Island;
                                                       Partner,  Lamb &
                                                       Barnosky,  LLP,
                                                       Attorneys;  formerly of
                                                       Counsel,  Cahn, Wishod &
                                                       Lamb, LLP, Attorneys

 Richard W. Merzbacher (53)    Since 1989              Vice Chairman,
                               Expires 2003            State Bancorp, Inc.
                                                       and President, State
                                                       Bank of Long Island

 Joseph F. Munson (53)         Since 1989              Managing Member
                               Expires 2004            High Point Partners, LLC

 Daniel T. Rowe (52)           Since 1992              President, State
                               Expires 2004            Bancorp, Inc. and
                                                       Vice Chairman, State Bank
                                                       of Long Island


(a) Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each.

         The previously listed persons are also presently serving as directors of the Bank, with the term of each to expire in the same year in which his or her term as director of the Company is to expire. It is anticipated that each director of the Company elected at the meeting will shortly thereafter be elected to a conforming term as director of the Bank.

         The Board of Directors of the Company held nine (9) meetings during 2001.

         The Board of Directors of the Bank held twelve (12) meetings during 2001.

         The Board of Directors of the Company does not have standing audit, nominating or compensation committees or committees performing similar functions.

         Among its standing committees, the Board of Directors of the Bank has an Examining and Audit Committee and a Personnel and Compensation Committee.

Examining and Audit Committee:

         All members of the Committee are independent (as independence is defined in Section 121 (A) of AMEX's listing standards). The Examining and Audit Committee assists the Board in fulfilling its responsibility to stockholders relating to the quality and integrity of the Company's financial reports and accounting and reporting practices. Its duties include reviewing the qualifications, independence and performance of the Company's independent public accountants; review of scope, magnitude and budgets of all examinations of the Company's financial statements by the auditors; review of general policies and procedures with respect to accounting and financial matters and internal controls; reviewing and approving of the costs and types of audit and non-audit services performed by independent public accountants; meeting with independent public accountants not less than once a year without Company representatives to discuss internal controls and accuracy and completeness of the financial statements; receiving analyses and comments regarding accounting pronouncements; reviewing the result of audits with the independent public accountants and management with a focus on difficulties encountered, material errors or irregularities, weaknesses in internal accounting controls and similar issues, and notifying the Board of major problems or deficiencies discovered with respect to its duties.

         The Company's Board of Directors has adopted a written charter for the Committee, a copy of which was annexed to the Company's 2001 Proxy Statement as an appendix.

          During 2001 this Committee held five (5) meetings and its members are Carl R. Bruno, Thomas E. Christman, John F. Picciano and Suzanne H. Rueck.

Examining and Audit Committee Report

         The following report of the Examining and Audit Committee (the "Audit Committee") is made pursuant to the rules of the Securities and Exchange Commission (the "Commission"). This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence and considered whether the provision of non-audit services is compatible with maintaining the independent accountant's independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K for the last fiscal year, for filing with the Commission.

         The foregoing report has been furnished by Messrs. Carl R. Bruno, Thomas E. Christman, John F. Picciano and Ms. Suzanne H. Rueck.

Personnel and Compensation Committee:

         The names of the members of the Personnel and Compensation Committee and the number of meetings held by the Committee in such year are set forth on Page 8 of this proxy statement

         During the year ended December 31, 2001, each director of the Company and the Bank attended at least 75% of the total number of Board meetings held (while he or she was a director) and the number of meetings held by all committees of the Board on which he or she served (while he or she served).

         Each director of the Bank who is not an employee thereof currently receives an annual retainer of $12,000 and $500 for each Board committee meeting attended. Each director of the Bank currently receives $700 for each meeting of the Board of Directors attended.

         Each director of the Bank who is not an employee thereof and who serves as Chairman of a Board committee receives an additional stipend ranging from $1,000 to $6,000. No additional remuneration is received by any director for special assignments or services.

         Directors of the Bank may elect to defer the receipt of all or any portion of their director's compensation. Amounts deferred are allocated to a deferred compensation account. Each participating director's account accrues interest at the Bank's Prime Rate. All accounts will be unfunded and general obligations of the Bank. Distributions from a deferred compensation account commence upon termination of membership on the Board of Directors, death or disability, or at a date previously designated by the participating director. Distributions to each participating director from his or her deferred compensation account are to be made over a period ranging from three to five years.

         The Bank had in effect a Directors Incentive Retirement Plan for directors of the Bank (other than the President) who elected to retire after having completed certain minimum service requirements. Under the Plan, an eligible director who elected to retire was entitled to receive, for a period of five years after such retirement, a yearly amount equal to the highest annual amount received by such director from the Company or the Bank for his services to the Company or the Bank during the five years immediately preceding such retirement. No further payments are due under the Plan.

         In 1992, four (4) directors then in office who were covered by the Plan surrendered their rights under the Plan in exchange for the Bank's agreement to pay to them, or to their beneficiary upon death, a monthly stipend for life or until March 1, 2007, whichever later occurred. In 1993, effective as of 1992, such persons agreed that the payments to them would cease in all events on March 1, 2007. Amounts paid or accrued under such agreements during the fiscal year ended December 31, 2001 amounted to $61,750.

         Under a Director Stock Plan established in 1998, non-employee directors currently receive an annual award of share credits for 200 shares of Company Stock for their service during the preceding year. This award is pro-rated where a director did not serve for all of the preceding year. After termination of service as a director, all awards are paid in shares of stock to the director, or, in the case of death, to his or her designated beneficiary or estate. This award is credited annually with dividend equivalents.


                        Security Ownership of Management

         The following table sets forth the beneficial ownership of Company Stock as of February 28, 2002 by each director (including all the Company's executive officers) and by all current directors and executive officers as a group:

                                    Number           Percent
       Name                         of Shares        of Total
       ----                         ---------        --------

 J. Robert Blumenthal                53,245             *

 Carl R. Bruno                        4,994             *

 Thomas E. Christman                  5,000             *

 Arthur Dulik, Jr.                    8,792             *

 Thomas F. Goldrick, Jr. (1)(7)     189,392            2.44%

 Gary Holman                         58,033             *

 Richard W. Merzbacher (2)(7)       121,947            1.57%

 Joseph F. Munson                     4,865             *

 John F. Picciano                    14,728             *

 Daniel T. Rowe (3)(7)              146,510            1.89%

 Suzanne H. Rueck                    56,508             *

 Jeffrey S. Wilks (8)                32,535             *

 Frederick C. Braun (4)(7)           32,494             *

 Brian K. Finneran (5)(7)            39,167             *

 All directors and
 executive officers
 as a group (14 persons) (6)(7)     768,210            9.89%

* Less than 1%.


(1) Includes 16,948 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 15, 2002.

(2) Includes 14,477 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 15, 2002.

(3) Includes 14,477 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 15, 2002

(4) Includes 12,000 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 15, 2002.

(5) Includes 9,303 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 15, 2002.

(6) Includes 67,205 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 15, 2002.

(7) Includes allocated shares held by the ESOP for the benefit of the person named.

(8) Mr. Wilks disclaims beneficial ownership of the shares listed, which are owned by his wife, Lise Spiegel Wilks.

                            STOCK OPTION PLAN (2002)

                  The Board of Directors of the Company has adopted, subject to the approval of the Stockholders, a Stock Option Plan (2002) (the "Plan"). The proposed Plan, if approved by the Stockholders, will enable the Company to continue to grant options to employees of the Company and its direct and indirect subsidiaries. A Summary of the Plan is set forth below and the complete text of the Plan is annexed to this Proxy Statement. The purpose of the Plan is to provide key employees with additional incentive to contribute to the successful operation of the Company and its subsidiaries and to enable the Bank to continue to attract and retain talented personnel. The Board of Directors believes that approval of the Plan is in the best interests of the Company and recommends that Stockholders vote in favor of the proposal to approve the Plan. The affirmative vote of the holders of a majority of the shares of Company Stock cast at this meeting is required for approval of the Plan.

         The consideration to be received by the Company for the granting of options is services rendered by the optionee. No determination has been made concerning which specific employees are to be granted options.

Summary of Plan

         The following Summary of the Plan is qualified in its entirety by reference to the Plan itself.

         A maximum of 550,000 shares of Company Stock may be issued upon the exercise of options which may be granted under the Plan, subject to adjustment in the number of shares and in each outstanding option to reflect any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination.

         Options may be granted under the Plan as incentive stock options ("ISOs") qualified under Section 422 of the Internal Revenue Code or as non-qualified options ("NQOs"). It is intended that ISOs will qualify as an "incentive stock option" under Section 422A of the Internal Revenue Code of 1954, as amended from time to time. (See "Federal Income Tax consequences" below). The Plan is to be administered by the Stock Option Committee (the "Committee"), consisting of three (3) members, at least two (2) of whom will be members of the Board of Directors, and which Committee members will not be eligible to receive options under the Plan while serving on the Committee.

         Options may be granted under the Plan to key employees of the Company or its direct or indirect subsidiaries to be selected by the Committee. Such options may be granted to directors of the Company only if they are also employees of the Company or its direct or indirect subsidiaries.

         All options granted under the Plan must expire not later than ten (10) years after the date of grant. The option price may not be less than the fair market value or the book value, whichever is greater (at the date of grant), of the shares subject to the option. The option price must be paid in cash. ISOs may be granted to an employee who, at the time of grant, owns more than ten (10) percent of the voting stock of the Company only if: (a) the option price is not less than 110% of the fair market value or book value, whichever is greater (at the date of grant), of the shares subject to the option; and (b) the option by its terms is not exercisable after five (5) years from the date of grant. No employee may be granted ISOs, the effect of which would be to permit such employee to first exercise options, in any calendar year, for the purchase of shares having an aggregate fair market value (at the dates of grant) in excess of $100,000. An optionee may exercise ISOs for the purchase of shares valued in excess of $100,000 (at the dates of grant) in a calendar year, but only if the right to exercise such options shall have first become available in prior calendar years. Generally, options may be exercised only during the optionee's continued employment by the Company or the Bank or their direct or indirect subsidiaries.

         The Plan, however, provides for additional limited periods following termination of employment during which options may be exercised in the event employment is terminated as a result of resignation, death, disability, retirement, or a change in control of the Company.

         Options granted under the Plan are transferable only by will or by the laws of descent and distribution, or by beneficiary designation, and are exercisable during the life of the optionee only by the optionee.

         The Plan will terminate on February 25, 2012, unless terminated sooner by the Board of Directors. No options may be granted under the Plan after such termination, but each option then outstanding and unexercised shall continue to be exercisable until it expires by its terms. The Board of Directors may at any time amend the Plan, but no such amendment may, without the consent of the optionee, impair rights under any outstanding option, or, without stockholder approval, (1) increase the number of shares which may be purchased under the Plan, except for the adjustments discussed above, (2) reduce the option price of any option below the limit described above, (3) extend the option period of any option beyond the maximum period described above, (4) vary the class of employees eligible for option grants under the Plan, (5) change the number of shares which may be optioned to any one individual, or (6) cause any option issued or issuable under the Plan to fail to qualify as an incentive stock option.

         The market value of Company Stock as of March 15, 2002 was approximately $17.50 per share.

Federal Income Tax Consequences

         The tax consequences of ISOs and NQOs are quite complex. Therefore, the description of tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state tax and local income tax laws may not be the same as under the federal income tax laws.

         The Company is advised that, under present federal tax laws, the grant of either an ISO or NQO will create no tax consequences for either the optionee or the Corporation.

         ISOs granted pursuant to the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code (the "Code"). If an optionee makes no disposition of the shares acquired pursuant to exercise of an ISO within one (1) year after the transfer of shares to such optionee and within two (2) years from grant of the option, such optionee will realize no taxable income as a result of the grant or exercise of such option; any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. (However, the optionee will recognize an item of tax preference in the amount of the difference between the fair market value of the shares received upon exercise and the exercise price for alternative minimum tax purposes). Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to the issuance of such incentive stock options, the transfer of shares upon their exercise or the ultimate disposition of such shares.

         If shares subject to an ISO are disposed of prior to the expiration of the above time periods, the optionee will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of: (i) the excess of the market value of the shares on the date of exercise over the option price, and (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Bank for federal income tax purposes in the same year, provided that the Company satisfied certain federal income tax information reporting requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

         Upon the exercise of an NQO, the optionee recognizes ordinary income to the extent the fair market value of the stock on the date of exercise exceeds the value of the option on the date of grant. The Bank is allowed a deduction in the year the NQO is exercised.

                              INDEPENDENT AUDITORS

         The independent public accounting firm of Deloitte & Touche LLP has acted as the Company's independent auditors for 2001 and it is anticipated that the same firm will be selected to perform the same duties for the current year. Representatives of the firm will be available to respond to appropriate questions at the Annual Meeting of Stockholders.


Audit Fees

         The aggregate amount of the fees billed by Deloitte & Touche LLP for its audit of the Company's annual financial statements for 2001 and its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during the year was $126,500.

Financial Information Systems Design and Implementation Fees

         Deloitte & Touche LLP did not provide any services to the Company for financial information systems design and implementation during 2001 and therefore billed no fees to the Company for such services.

Other Fees

         The aggregate amount of fees billed by Deloitte & Touche LLP for all other services rendered by it to the Company during 2001 was $42,285. These fees consisted primarily of tax compliance and tax consulting services, which accounted for fees of $29,785, as well as other services, which accounted for the remainder.


                                 OTHER MATTERS

         As of the date of the Proxy Statement, Management and the Board of Directors know of no other matters to be brought before the Meeting. However, if further business is properly presented, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

         The proxies, in their discretion, will vote all shares represented by the Proxy as to any matter which may properly come before the meeting as to which the Company did not have notice by January 23, 2002, the date provided for in the advance notice provisions of the Company's By-Laws.


                     STOCKHOLDER PROPOSALS AND NOMINATIONS

         Proposals of stockholders submitted pursuant to Rule 14a-8 of the Securities and Exchange Commission ("Rule 14a-8") for the proxy statement for the annual meeting of stockholders to be held April 22, 2003 must be received by the Company at its principal executive offices not later than November 22, 2002. Such proposals and any recommendations for nomination as a director should be submitted in writing to the Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040, who will submit them to the Board for its consideration. This notice of the annual meeting date also serves as the notice by the Company of the advance notice By-law described below.

         Under the Company's By-laws, a stockholder must give timely written notice to the Secretary of the Company of a nomination or before bringing any business before any annual or special meeting of stockholders. Notice must be received by the Secretary not less than 90 days nor more than 120 days prior to April 23, 2003 or such earlier date as may be required under Rule 14a-8. The notice shall set forth for each matter a brief description of the business to be brought before the meeting, the reasons therefore, the name, address, class and number of shares beneficially owned by, and any material interest of the stockholder making the proposal. Notice of a nomination shall set forth the name, address and the class and number of shares owned by the stockholder making the nomination; the name, age, business and residence addresses and principal occupation of the nominee and the number of shares beneficially owned by, and such other information concerning the nominee as would be required to be disclosed in the solicitation of proxies for election of directors under Regulation 14A under the Securities Exchange Act of 1934, as amended. The recommendation must also be accompanied by the consent of the individual to be nominated, to be elected and to serve. The Company may require any nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee. Persons 72 or older are not eligible for nomination.


Date:  March 22, 2002


By order of the Board of Directors




Brian K. Finneran, Secretary

                                   APPENDIX A

                              STATE BANCORP, INC.
                            STOCK OPTION PLAN (2002)



1.       PURPOSES OF THE PLAN

This Stock Option Plan is intended to provide a method whereby key employees of State Bancorp, Inc. and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Corporation and its Subsidiaries, and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire a larger stock ownership in the Corporation, thus increasing their proprietary interest in the business, providing them with greater incentive for their continued employment, and promoting the interests of the Corporation and all its stockholders. Accordingly, the Corporation will from time to time during the term of the Plan grant, to such employees as may be selected in the manner hereinafter provided, options to purchase shares of Common Stock of the Corporation.

2.       DEFINITIONS

Unless the context clearly indicates otherwise, the following terms have the meanings set forth below:

o   "Bank" means State Bank of Long Island.

o   "Board" means the Board of Directors of the Corporation.

o "Change in Control," for purposes of this Plan, means an event of a nature that: (i) would be required to be reported by the Corporation in response to
Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank within the meaning of the Change in Bank Control Act and the rules and regulations promulgated thereunder by the Federal Deposit Insurance Corporation (the "FDIC") at 12 C.F.R. 303.80 et seq., as in effect on the date hereof or as same may be amended; or (iii) results in a transaction requiring prior approval of the Federal Reserve Board ("FRB"), under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB at 12 C.F.R. 225.1 et seq., as in effect on the date hereof or as same may be amended; or (iv) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the Corporation's outstanding securities or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of a majority of the directors comprising the Incumbent Board, or whose nomination for election by the Corporation's stockholders was approved by the Incumbent Board, shall be, for purposes of this Clause (B), considered as though he or she were a member of the Incumbent Board or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the

Corporation or similar transaction occurs in which the Corporation is not the resulting entity or (D) a proxy statement shall be distributed soliciting proxies from shareholders of the Corporation by someone other than the current management of the Corporation, seeking approval of a plan of reorganization, merger or consolidation of the Corporation or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Corporation.

o "Code" means the Internal Revenue Code of 1986, as the same may be amended from time to time and the then current regulations thereunder.

o "Committee" means the Stock Option Committee of the Board which Committee shall be established in accordance with Section 3 hereof.

o "Common Stock" means the common stock of the Corporation, $5.00 par value per share.

o   "Corporation" means State Bancorp, Inc. and its Subsidiaries.

o "Grant Date," as used with respect to a particular Option means the date as of which such Option is granted by the Committee pursuant to the Plan.

o "Grantee" means any individual to whom an Incentive Stock Option, or Nonqualified Stock Option, is granted by the Committee pursuant to the Plan.

o "Incentive Stock Option" means an option that qualifies as an Incentive Stock Option as described in Section 422 of the Code.

o "Key Employees" means those employees who in the opinion of the Committee, exercise such functions and discharge such responsibilities that they merit consideration as key employees.

o "Nonqualified Stock Option" means any option granted under this Plan, other than an Incentive Stock Option.

o "Option" means an option, granted by the Committee pursuant to Section 5 of the Plan, to purchase shares of Common Stock and which shall be designated as either an "Incentive Stock Option" or a "Nonqualified Stock Option."

o "Option Period" means the period beginning on the Grant Date and ending the day up to and including the tenth anniversary of the Grant Date, as determined by the Committee.

o "Plan" means the Stock Option Plan as set forth herein and as may be amended from time to time.

o "Retirement," as applied to a Grantee, means the Grantee's termination of employment at a time when the Grantee is entitled to receive retirement benefits under the Corporation's Employee Stock Ownership Plan or under any similar retirement plan that is maintained by a Subsidiary.

o "Subsidiary" means any corporation or association of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation, including, without limitation, the Bank.

o "Taxable Event" means an event relating to an Option granted under the Plan which requires federal, state or local tax to be withheld by the Company or a Subsidiary.

o "Total and Permanent Disability," as applied to a Grantee, means the Grantee's termination of employment under or as a result of (i) the Bank's Long Term Disability Plan, (ii) any other similar disability plan that is maintained by a Subsidiary, or (iii) any disability that is determined by the Committee to be similar in nature to disability under the Bank's Long Term Disability Plan.

3.       ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee composed of three or more members who are appointed by the Board and selected from those directors who are not employees of the Corporation or of a Subsidiary and who have not been eligible to receive an award under the Plan at any time within a period of one year immediately preceding the date of their appointment to such Committee. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Board shall select one of the members of the Committee as Chairman. The Committee shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan as are prescribed by the Board, set forth in the By-laws of the Corporation and as prescribed by the Committee itself. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business, and the vote of the majority of such quorum shall be necessary for the transaction of any business. Acts approved by a majority of the members of the Committee then serving shall be the valid acts of the Committee. No member of the Committee shall be eligible to be granted Options under the Plan while he or she is a member of the Committee.

The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Grantees and any person claiming under or through a Grantee.

4.       STOCK SUBJECT TO THE PLAN

(a) Shares of stock which may be issued under the Plan upon exercise of Options shall be authorized and unissued or shares of Common Stock reacquired by the Corporation, including shares purchased in the open market. The maximum number of shares of Common Stock which may be issued under the Plan shall be 550,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 15 of the Plan.

(b) In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be made subject to Options.

(c) The aggregate fair market value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year under the Plan and all other plans maintained by the Corporation, its parent, or any Subsidiary, shall not exceed $100,000. Accordingly, no Grantee shall be entitled to exercise any Incentive Stock Option in any single calendar year, except to the extent first exerciseable in previous calendar years, for shares of Common

Stock the value of which (as so determined) exceeds $100,000. If the effect of such restriction shall be to prevent exercise of any Incentive Stock Option during the term thereof, the Grantee may, not later than the day prior to the termination of such Option, and notwithstanding the foregoing restriction, exercise the Option in full, but to the extent that the aggregate fair market value of the shares of Common Stock (as so determined) exceeds $100,000, the exercise of such option shall be deemed to be pursuant to a Non- Qualified Stock Option.

5.       GRANT OF OPTIONS

The Committee may from time to time, subject to the provisions of the Plan, grant Options to Key Employees to purchase shares of Common Stock allotted in accordance with Section 4 of the Plan. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of the Option as an "Incentive Stock Option" and the remaining portion as a "Nonqualified Stock Option." Any portion of an Option that is not designated as an "Incentive Stock Option" shall be a "Nonqualified Stock Option."

6.       VALUATION

(a) OPTION PRICE. The Option purchase price per share shall be 100 percent of the fair market value of one share of Common Stock on the date the Option is granted, except that the purchase price per share shall be 110 percent of such fair market value or any other price prescribed by the Code in the case of an Incentive Stock Option granted to an individual described in Section 7(c) of the Plan. During such time as Common Stock is not listed on an established stock exchange, fair market value per share shall be the mean between the closing dealer "bid" and "ask" prices for Common Stock, as quoted by NASDAQ for the day of the grant, and if no "bid" and "ask" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted. If Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the highest closing price of Common Stock on such stock exchange or exchanges on the day the Option is granted or, if no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred. In the event that Common Stock is not traded on an established stock exchange, and no closing dealer "bid" and "ask" prices are available, then the purchase price shall be 100 percent of the fair market value of one share of Common Stock on the day the Option is granted, as determined by the Committee in good faith. The purchase price shall be subject to adjustment only as provided in Section 15 of the Plan.

(b) EXERCISE VALUE. The exercise value per share of Common Stock shall be 100 percent of the fair market value of one share of Common Stock on the date the Option is exercised. During such time as Common Stock is not listed on an established stock exchange, fair market value per share shall be the mean between the closing dealer "bid" and "ask" prices for Common Stock, as quoted by NASDAQ for the day of the exercise, and if no "bid" and "ask" prices are quoted for the day of the exercise, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted. If Common Stock is listed on an established stock exchange or exchanges, the fair market value shall be deemed to be the highest closing price of Common Stock on such stock exchange or exchanges on the day of exercise or, if no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred. In the event that Common Stock is not traded on an established stock exchange, and no closing dealer "bid" and "ask" prices are available, then the purchase price shall be 100 percent of the fair market value of one share of Common Stock on the date of exercise, as determined by the Committee in good faith.

7.       ELIGIBILITY

(a) Options shall be granted only to those Key Employees who are selected by the Committee.

(b) Neither the members of the Committee nor any member of the Board who is not an employee of the Corporation or of a Subsidiary shall be eligible to receive an Option under the Plan.

(c) Any other provision of the Plan notwithstanding, as prescribed in the Code, an individual who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Corporation, its parent, or any Subsidiary shall not be eligible for the grant of an Incentive Stock Option unless the special requirements set forth in Sections 6 and 7(c) of the Plan are satisfied. For purposes of this subsection (c), in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Outstanding stock shall include all stock actually issued and outstanding immediately after the grant of the Option. Outstanding stock shall not include shares authorized for issue under outstanding Options held by the Grantee or by any other person.

(d) Subject to the applicable provisions of the Code and to the terms, provisions, and conditions of the Plan and subject to review by the Board, the Committee shall have exclusive jurisdiction, (i) to select the Key Employees to be granted Options (it being understood that more than one Option may be granted to the same person), (ii) to determine the number of shares subject to each Option, (iii) to determine the date or dates when the Options will be granted,
(iv) to determine the purchase price of the shares subject to each Option in accordance with Section 6 of the Plan, (v) to determine the date or dates when each Option may be exercised within the term of the Option specified pursuant to
Section 9 of the Plan, (vi) to determine whether or not an Option constitutes an Incentive Stock Option, and, (vii) to prescribe the form, which shall be consistent with the Plan, of the instruments evidencing any Options granted under the Plan.

(e) Neither anything contained in the Plan or in any instrument under the Plan nor the grant of any Option hereunder shall confer upon any Grantee any right to continue in the employ of the Corporation or of any Subsidiary or limit in any respect the right of the Corporation or of any Subsidiary to terminate the Grantee's employment at any time and for any reason.

8.       NONTRANSFERABILITY

During the lifetime of a Grantee, the Option shall be exercisable only by such Grantee. No Option granted under the Plan shall be assignable or transferable by the Grantee other than, in the event of the death of a Grantee, by will, the laws of descent and distribution, or specific designation by the Grantee of the person or persons who may exercise the Option upon the Grantee's death.

9.       TERM AND EXERCISE

(a) Each option granted under the Plan shall terminate on the date determined by the Committee and specified in the Option agreement, provided that each Incentive Stock Option granted to an individual described in Section 7(c) of the Plan shall terminate no later than five years after the date of grant or other term prescribed by the Code, and each other Option shall terminate no later than 10 years after the date of grant. The Committee at its discretion may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Grantee's employment, except as provided in Sections 10 and 11 of the Plan.

(b) A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares as to which the Option is exercised, in such form as the Committee shall have prescribed or approved. The purchase price shall be paid in full in cash, except as provided in Section 9(c).

(c) Upon exercise of an Option, in whole or in part, the Option Price with respect to the number of shares as to which the Option is then being exercised may be paid by check or, if the Grantee so elects and the Committee shall have authorized such form of payment upon grant of the Option, in whole or in part by delivery to the Corporation of shares of Common Stock then owned by the Grantee, provided such shares have been beneficially owned by the Grantee for at least one (1) year. Any Grantee-owned Common Stock to be used in full or partial payment of the Option Price shall be valued at the Exercise Value of the Common Stock on the date of exercise of the Option. In the event the Option Price is to be paid in full or in part by surrender of Grantee-owned Common Stock, in lieu of actual surrender of shares of Common Stock by the Grantee the Corporation may waive such surrender and instead deliver to or on behalf of the Grantee a number of shares equal to the total number of shares as to which the Option is then being exercised less the number of shares which would otherwise have been surrendered by the Grantee to the Corporation.

(d) A Grantee or a permitted transferee of an Option shall have no rights as a stockholder with respect to any shares covered by his or her Option unless the Option is exercised, and then not until the date the stock certificate is issued evidencing ownership of the shares. No adjustments shall be made for dividends (ordinary or extraordinary), whether in cash, securities, or other property, or distributions or other rights, for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15 hereof.

(e) A person may, in accordance with the other provisions of the Plan, elect to exercise Options in any order, notwithstanding the fact that the Options granted to him or her prior to the grant of the Options selected for exercise are unexpired.

10.      TERMINATION OF EMPLOYMENT

If a Grantee severs from all employment with the Corporation and its Subsidiaries for any reason other than death, any Option granted to him or her under the Plan shall terminate, and all rights under the Option shall cease, in accordance with rules adopted by the Committee. However:

(a) If the termination is for Total and Permanent Disability, any outstanding Incentive Stock Option shall become fully exerciseable notwithstanding any other limitations on exercise thereof and shall terminate no more than 12 months after such termination of employment and any Nonqualified Stock Option shall become fully exerciseable notwithstanding any other limitations on exercise thereof and shall terminate no more than 15 months after such termination of employment.

(b) If the termination is for Retirement, an Incentive Stock Option shall terminate three months after termination of employment and a Nonqualified Stock Option will terminate 15 months after termination of employment.

(c) If the termination is within one year following a Change in Control and is for any reason other than gross and substantial dishonesty, both an Incentive Stock Option and a Nonqualified Stock Option shall terminate three months after termination of employment.

(d) The foregoing notwithstanding, no Option shall be exercisable after its expiration date.

Whether an authorized leave of absence or an absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination shall be final, conclusive, and binding upon the affected Grantee and any person claiming under or through such Grantee.

11.      DEATH OF GRANTEE

If a Grantee dies while in the employ of the Corporation or of any Subsidiary, or after cessation of such employment, but within the period during which he or she could have exercised the Option under Section 10 of the Plan, then the Option may be exercised in full, regardless of any previously stated limitations on the exercise thereof, by the executors or administrators of the Grantee's estate or by any person or persons who have acquired the Option directly from the Grantee by bequest, inheritance or specific designation, within 12 months after the termination of the Grantee's employment for Incentive Stock Options and within 15 months thereafter for Nonqualified Stock Options, provided, however, that no Option shall be exercisable after its expiration date. As provided above, the Grantee may designate the person or persons who may exercise the Option after the Grantee's death by completing and signing the beneficiary form prescribed by the Committee for such purpose. Such beneficiary designation may include any Option outstanding as of the date of such designation as well as any Option thereafter granted.

12.      MODIFICATION, EXTENSION, AND RENEWAL

Subject to the continued qualification of the Incentive Stock Options under the Code and the terms and conditions of the Plan, the Committee may modify, extend, or renew outstanding options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor. Without limiting the generality of the foregoing, the Committee may grant a new or modified Option in lieu of an outstanding Option for a number of shares, set an exercise price and a term which are greater or lesser than under the earlier Option, or may do so by cancellation and regrant, amendment, substitution, or otherwise, subject only to the general limitations and conditions of the Plan and the applicable provisions of the Code. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Grantee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

13.      PERIOD IN WHICH OPTIONS MAY BE GRANTED

Options may be granted pursuant to the Plan at any time on or before February 25, 2012.

14.      AMENDMENT OR TERMINATION OF THE PLAN

Subject to the continued qualification of any outstanding Incentive Stock Options under the Code, the Board may at any time terminate, amend, modify, or suspend the Plan, provided that, without the approval of the stockholders of the Corporation, no amendment or modification shall be made by the Board which:

(a) increases the maximum number of shares as to which Options may be granted under the Plan,

(b) alters the method by which the Option price value is determined,

(c) extends any Option for a period longer than 10 years after the date of grant,

(d) materially modifies the requirements as to eligibility for participation in the Plan, or,

(e) alters this Section 14 so as to defeat its purpose.

Further, no amendment, modification, suspension, or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Grantee or any person validly claiming under or through the Grantee.

15.      CHANGES IN CAPITALIZATION, ETC.

(a) In the event that the shares of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Subsection (c), below, there shall be substituted for or added to each share of stock of the Corporation which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

(b) If there shall be any other change in the number or kind of the outstanding shares of the stock of the Corporation, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, and if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

(c) In the case of a Change in Control, any outstanding Options will become immediately exercisable, regardless of any previously stated limitations on the exercise thereof.

(d) Fractional shares resulting from any adjustment in Options pursuant to this
Section 15 may be settled as the Board shall determine.

(e) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive.

(f) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate, or to sell or transfer all or any part of its business or assets.

(g) In the event of the dissolution or liquidation of the Corporation, any Option granted under the Plan shall terminate as of a date to be fixed by the Board, provided that not less than 30 days written notice of the date so fixed shall be given to each Grantee and each such Grantee shall have the right during such period to exercise his or her Option as to all or any part of the shares covered thereby regardless of any previously stated limitations on the exercise thereof.

16.      LISTING AND REGISTRATION OF SHARES; RESTRICTION ON SHARES

(a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board shall determine in its discretion that the listing, registration, or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

(b) If a registration statement under the Securities Act of 1933 with respect to the shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the shares, the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Corporation, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution and that the shares will only be disposed of in accordance with the applicable provisions of the federal securities laws. The Corporation may place upon any stock certificate for shares issuable upon exercise of such Option the following legend or such other legend as the Board may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or other applicable law:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ('ACT') AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT, AND/OR COMPLIANCE WITH RULE 144 OF THE ACT OR A WRITTEN OPINION OF COUNSEL FOR STATE BANCORP, INC. THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED."

(c) Each Grantee receiving an Option shall agree to serve in the employ of the Company or a Subsidiary for a period of three (3) years from the Grant Date. In any individual case deemed exceptional by the Committee, it may specify an employment period of less than three (3) years, but in no event less than six
(6) months. Common Stock issued upon the exercise of an Option shall not be transferable until the Grantee to whom such Common Stock is issued has fulfilled his or her agreement to serve in the employ of the Corporation or a Subsidiary as provided in this Section 16(c).

Upon the termination of employment of a Grantee by reason of Retirement or by reason of Total and Permanent Disability or by death or within one (1) year after a Change in Control, the restrictions imposed by this Section 16(c) shall expire; if such Grantee's employment shall terminate for any other reason before he or she has fulfilled his or her agreement to serve in the employ of the Corporation or a Subsidiary as provided in this Section 16(c), then the restrictions imposed by this Section 16(c) shall be extended for the period of five (5) years from the date of such termination. The restrictions imposed by this Section 16(c) and any other restrictions which are, in the opinion of the Corporation's counsel, either necessary or required, shall be noted on the certificates for the shares of Common Stock issued upon the exercise of Options by an appropriate legend. The legend with respect to the restrictions imposed by this Section 16(C) shall be substantially as follows:

"The shares represented by this certificate are subject to transfer and other restrictions contained in the State Bancorp, Inc. Stock Option Plan (2002), a copy of which is on file at the principal office of State Bancorp, Inc."

As and when shares of Common Stock become free of the restrictions imposed by the Section 16(c), the owner thereof shall be entitled, upon demand, to receive a new certificate therefor which does not bear such a legend.

17.      TAXES

The Company shall be entitled to withhold, and shall withhold, the minimum amount of any federal, state or local tax attributable to any shares deliverable under the Plan, whether upon exercise of an Option or occurrence of any other Taxable Event, after giving the person entitled to receive such delivery notice as far in advance of the Taxable Event as practicable, and the Company may defer making delivery as to any Option, if any such tax is payable, until indemnified to its satisfaction. Such withholding obligation of the Company may be satisfied by any reasonable method, including, if the Committee so provides upon grant of the Option, reducing the number of shares otherwise deliverable to or on behalf of the Grantee on such Taxable Event by a number of shares having a fair value, based on the Exercise Value of the Stock on the date of such Taxable Event, equal to the amount of such withholding obligation.